Litigation	12 Months Ended
Mar. 31, 2020
Disclosure Of Litigation [Abstract]
Litigation

2.22 Litigation

The Company received certain anonymous whistleblower complaints. The Audit Committee appointed an external legal counsel to conduct an independent investigation into the whistleblower allegations and the same was disclosed to the Stock Exchanges and the Securities and Exchange Commission (SEC) on Form 6-K on October 22, 2019. The outcome of the investigation did not result in restatement of previously issued financial statements and this was disclosed in a press release which was filed with the Stock Exchanges and SEC on Form 6-K on January 10,2020. The Company cooperated with an investigation by the SEC in regard to the whistleblower matter. In March 2020, the Company received notification from the SEC, that the SEC has concluded its investigation and the Company does not anticipate any further action by the SEC on this matter. Further, the Company has responded to all the inquires received from the Indian regulatory authorities and will continue to cooperate with the authorities for any additional requests for information.

Additionally, in October 2019, a purported class action lawsuit was filed in the United States District Court for the Eastern District of New York against the Company and certain of its current and former officers purportedly for violations of the US federal securities laws. On May 21, 2020, the plaintiff filed a stipulation which voluntarily dismissed the action without prejudice.

The company is subject to legal proceedings and claims, which have arisen in the ordinary course of business. The management does not reasonably expect that these legal actions, when ultimately concluded and determined, will have a material and adverse effect on the company’s results of operations or financial condition.